UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K (“Form 8-K/A”) amends and supplements the Current Report on Form 8-K furnishing financial results of PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), for the quarter ended March 31, 2019, originally furnished to the Securities and Exchange Commission (“SEC”) on May 2, 2019 (the “Original Form 8-K”).  Except as described herein, all other information in the Original Form 8-K remains unchanged.

Item 2.02 Results of Operations and Financial Condition

PG&E Corporation and the Utility have determined that an error was made in the calculation of Non-GAAP Adjusted EBITDA in Exhibit H to the slide presentation furnished as Exhibit 99.2 to the Original Form 8-K.  “Chapter 11-related costs” of $127 million for the three months ended March 31, 2019 should have been reflected as being already excluded from “Operating income” and should not have been added back to Operating income in calculating Non-GAAP Adjusted EBITDA.  Accordingly, for the three months ended March 31, 2019, PG&E Corporation and the Utility’s Non-GAAP Adjusted EBITDA was $1,422 million. The reconciliation of PG&E Corporation’s Non-GAAP Adjusted EBITDA in Slide 24 of Exhibit 99.2 to the Original Form 8-K is amended and restated as set forth in Exhibit 99.3 to this report.  The Exhibit is posted on PG&E Corporation’s website at http://investor.pgecorp.com.

The information included in this Form 8-K/A is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure

Exhibits

The information included in the Exhibit to this report is incorporated by reference in response to this Item 7.01, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act.

Public Dissemination of Certain Information

PG&E Corporation and the Utility routinely provide links to the Utility’s principal regulatory proceedings before the California Public Utilities Commission (“CPUC”) and the Federal Energy Regulatory Commission (“FERC”) at http://investor.pgecorp.com, under the “Regulatory Filings” tab, so that such filings are available to investors upon filing with the relevant agency. PG&E Corporation and the Utility also routinely post or provide direct links to presentations, documents, and other information that may be of interest to investors at http://investor.pgecorp.com, under the “News & Events: Events & Presentations” tab and links to certain documents and information related to the 2018 Camp fire, 2017 Northern California wildfires, and 2015 Butte fire which may be of interest to investors, at http://investor.pgecorp.com, under the “Wildfire Updates” tab, in order to publicly disseminate such information. It is possible that any of these filings or information included therein could be deemed to be material information. The information contained on such website is not part of this or any other report that PG&E Corporation or the Utility files with, or furnishes to, the SEC.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following Exhibit is being furnished, and is not deemed to be filed:

Exhibit 99.3	Revised Exhibit H to slide presentation dated May 2, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: May 2, 2019	By:	/s/ JASON P. WELLS
		Name:	Jason P. Wells
		Title:	Senior Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: May 2, 2019	By:	/s/ DAVID S. THOMASON
		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller